		--------------------------
		PLAN INVESTMENT FUND, INC.

		     Annual Report
		   December 31, 1996






				     ADMINISTRATOR:
				     [LOGO]

	       PLAN INVESTMENT FUND, INC.

PRESIDENT'S LETTER

					     February 13, 1997
Fellow Investors:

On behalf of the Board of Trustees, I am pleased to submit the 1996 Annual Report for Plan Investment Fund, Inc. Despite reduced profitability and cash flow at many of our Blue Cross Blue Shield customers, the fund experienced excellent growth in 1996 including reaching a record high asset level of over $1 billion in April.

As discussed in detail in the accompanying reports from the advisors, the bond market spent much of 1996 waiting for the Federal Reserve to tighten monetary policy. This drove shortterm rates up during the first half of 1996. During the last half of 1996, signs of moderating growth and low inflation encouraged investors, and interest rates eased back to where they started the year.

Average asset levels of Plan Investment Fund, a key measure of the fund's success, totaled $835 million in 1996, $102 million higher than in 1995. The Government/REPO Portfolio has a one business day maturity policy that quickly allows it to reflect changing interest rates. With the short end of the yield curve negatively sloped for portions of 1996, this portfolio performed very well and enjoyed a significant increase in both average assets and investor usage. As indicated in the accompanying table of comparative performance, the Government/REPO and Money Market Portfolios produced competitive returns while maintaining their high quality guidelines. The Short-Term Portfolio continued its unbroken record of positive quarterly returns.

This past year was another very positive one for Plan Investment Fund. The Plan Investment Fund Portfolios are dependable, high quality investment vehicles that are operated in a cost effective manner. We look forward to serving your investment needs in the coming year.


			    Sincerely,

			    /S/ PHIL
				----
			    Philip A. Goss
			    President and Chief Executive Officer

--------------------------------------------------------------------------
COMPARATIVE PERFORMANCE:  ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------

Periods Ended                   Three        One         Five        From
December 31, 1996               Months       Year       Years      Inception
				------       ----       -----       -----
Government/REPO Portfolio        5.42%       5.42%        -         5.63%
Donoghue Inst. Money Market Avg. 5.14%       5.15%        -         5.33%
Repurchase Agreements            5.50%       5.49%        -         5.70%

Money Market Portfolio           5.40%       5.38%      4.46%       6.03%
Donoghues Inst. Money Market Av  5.14%       5.15%      4.26%       5.83%
Repurchase Agreements            5.50%       5.49%      4.51%       6.02%

Short-Term Portfolio             5.96%       5.08%      4.64%       6.16%
6  Month  Treasury  Bill         5.42%       5.40%      4.59%       5.91%
1 - 3  Year  Treasury  Note      7.75%       4.97%      5.62%       7.21%

* Inception dates
6/01/95-Government/REPO Portfolio;3/11/87-Money Market and Short-Term Portfolios

--------------------------------------------------------------------------
PORTFOLIO  CHARACTERISTICS
--------------------------------------------------------------------------

						       Closing      Closing
			       Average     Closing     Average      Average
Portfolio/Month                 Yield       Price      Maturity     Quality
				-----       -----       ------      -------
Government/REPO
   October                      5.21%       $1.00       1 Day        A1+
   November                     5.34%       $1.00       2 DayS       A1+
   December                     5.33%       $1.00       2 Days       A1+

Money Market
   October                      5.26%       $1.00      55 Days       A1+
   November                     5.28%       $1.00      58 Days       A1+
   December                     5.26%       $1.00      57 Days       A1

Short-Term
   October                      5.37%       $9.96      6.5 Mos.      AAA
   November                     5.33%       $9.96      8.0 Mos.      AAA
   December                     5.29%       $9.95      7.6 Mos.      AAA


REPORT  FROM  THE  MONEY  MARKET  AND  GOVERNMENT/REPO  PORTFOLIO ADVISOR

In the past year, the twin issues of economic growth and inflation dominated market movements and investor expectations. In a lesser way, budget impasses, government shutdowns and a presidential election each took their turns as market forces. However, accelerating business activity and the belief that this would lead to higher inflation, were the key issues on the minds of Federal Reserve policymakers and watchers alike.

As the year progressed, economic activity continued to rebound from last year's very weak fourth quarter. The Federal Reserve's last easing of monetary policy occurred in late January. Economic reports continued to show a strong rebound peaking at mid-year with a Gross Domestic Product growth rate of 4.5%. Strong employment reports, which showed solid new job creation numbers, also contributed to a growing belief that the next Fed move would tighten monetary policy. The July, August and September FOMC meetings were thought to be particularly likely dates for such a move. However, a funny thing happened each time a Fed move seemed imminent. A series of weaker than expected economic reports and good news on inflation would suddenly dash the market's expectations of higher short-term interest rates. In early July, for example, a larger than expected 700,000 increase in new jobs reported for June raised expectations of a Fed tightening. However, by mid-month, moderate comments by Alan Greenspan and a large dip in the purchasing manager's survey quelled any move. In August, the situation repeated when reports of higher auto and retail sales were offset by a decline in hourly wages and a surge in inventories. A significant change that did occur last year was a shift in the yield curve to a positive slope. For much of the previous year, the yield curve was inverted based on expectations of continued Fed easing.

The change in the slope of the yield curve affected the investment management of the Money Market Portfolio during the year. The average weighted maturity was gradually lengthened from approximately 35-40 days in the first quarter to mid 50-day range at year-end. This extension effort, at a time when yields were rising on longer-dated securities, helped maintain the Portfolio's competitive position versus other money market alternatives. The annualized total return for 1996 was 5.38% versus 5.15% for the Donoghue Institutions-Only category. The Money Market Portfolio also maintained its strict emphasis on credit quality, investing only in "First Tier" securities. Repurchase agreements were fully collateralized by U.S. Government obligations.

The Government/REPO Portfolio was managed to provide a daily yield comparable to one-day repurchase agreements. Investments were limited to overnight transactions and the Portfolio's average weighted maturity was maintained at one day. The Portfolio's assets grew to $156 million from $119 million a year ago. Yields on repurchase agreements again provided competitive returns, helping the Government/REPO Portfolio produce an annualized total return of 5.42% versus 5.15% for the Donoghue Institutions-Only category.

Looking ahead, the course of monetary policy will be dictated by first quarter reports on the economy and inflation. The economy appears to be expanding at a 2.5-3.0% pace and inflation continues to hold around 3%. In this climate, short-term interest rates could well remain at current levels (5.25% federal funds) for some time. We also believe that the Fed will wait until at least the second quarter before making any changes to monetary policy based on business activity and wage pressures.

Thomas H. Nevin, President and Chief Investment Officer
PNC Institutional Management Corporation

REPORT FROM THE SHORT-TERM PORTFOLIO ADVISOR

Following a strong 1995, the bond market commenced 1996 with a continuation of that trend. Sentiment, however, shifted in February, as investors focused on signs of strong economic growth, which, raising inflation fears, caused interest rates to rise across the yield curve. Between mid-February and the end of June, rates rose sharply. The shift was most significant in the short and intermediate maturity securities with the yield on one year bills rising by almost one full percent to 5.75% and five year notes rising by over 125 basis points to 6.5%, while the thirty year bond rose by only 75 basis points to 6.90%. It was only in the fourth quarter that signs of moderating growth and low inflation encouraged investors, creating a more positive environment for the bond market. For the year, returns were modest with the Lehman Brothers Aggregate Index, a broad measure of bond market performance, returning only 3.63%. Shorter duration indices did better with the six month Treasury Bill, as measured by Salomon Brothers, returning 5.40%.

In this environment, we remained true to our disciplines. As interest rates commenced their rise in February, we shortened duration and continued to do so throughout the increase in rates. In the fourth quarter as rates fell, we again extended duration. These changes served to buffer the Short-Term Portfolio from the increase in rates while giving it good participation in the fourth quarter rally. This strategy change was also beneficial to results.

In a volatile market, we actively sought out sectors that offered good value. We steadily increased our commitment to commercial paper to 25% of assets as they offered a good yield increment over Treasuries, while cutting back to only 3% our commitment to bankers acceptances and bank deposits, which narrowed to Treasuries reflecting increased confidence in the banking sector. We also increased the US Agency position by 9% to 19% as this sector offered the attractive combination of high credit quality and reasonable yield improvement. The Mortgage commitment fell from 12% to 3%. With declining sector spreads, we allowed paydowns to reduce our exposure. We also reduced the exposure in floating rate notes in order to purchase fixed rate issues which offered better prospects in a falling rate environment. As the market rallied, we increased the commitment to Treasuries which typically lead rallies, and by year end they were over 25% of total investments.

We look forward to 1997 with some optimism. Interest rate levels seem quite attractive in a climate of controlled inflation, reasonable real interest rates and moderate economic growth that should be positive for the bond market. Nonetheless, we remain vigilant. The modest returns of the bond market in 1996 illustrate the danger of being lulled by consensus thinking. Our style has served the Short-Term Portfolio well, and we remain committed to managing fixed income in a prudent fashion with controlled risk. We look forward to a rewarding and prosperous year.

[EDGAR REFERENCE - PERFORMANCE LINE CHART PIF SHORT-TERM PORTFOLIO AND SIX MONTH TREASURY BILL]

				       Annualized Total Return
				       -----------------------
				   1 Year     5 Years    Inception
				   ------     -------    ---------
Short-Term Portfolio                5.08%      4.64%       6.16%

Theodore P. Giuliano, General Partner
Neuberger & Berman

			      Statement of Net Assets

			     GOVERNMENT/REPO PORTFOLIO

			       December 31, 1996

					PERCENTAGE
					    OF            PAR
					NET ASSETS       (000)        VALUE
					----------       -----        -----
-------------------------------------------------------------------------------
GOVERNMENT AGENCY OBLIGATIONS             89.5%
-------------------------------------------------------------------------------
	Federal Home Loan Bank
	  Discount Notes
	    5.25%- 6.50% (1/02/97)                     $140,000    $139,976,111
	    (Cost $139,976,111)                                    ------------

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                     10.9%
-------------------------------------------------------------------------------
	Donaldson, Lufkin & Jenrette
		6.00% (1/02/97)
		(Collateralized by $10,541,000 U.S.
		Treasury Note, 5.625%; due 2/15/06;
		market value $10,214,229)                10,000      10,000,000

	Morgan Stanley & Co.
		6.96% (1/02/97)
		(Collateralized by $7,275,000 U.S.
		Treasury Note, 5.125%; due 12/31/98;
		market value $7,186,107)                  7,000       7,000,000
								      ---------
		TOTAL REPURCHASE AGREEMENTS
		(Cost $17,000,000)                                   17,000,000
								     ----------
TOTAL INVESTMENTS IN SECURITIES...........100.4%                    156,976,111
		(Cost $156,976,111*)

LIABILITIES IN EXCESS OF OTHER ASSETS      (0.4%)                      (594,137)
					    ----                        --------
NET ASSETS (Applicable to 156,381,974
PCs outstanding)                          100.0%                   $156,381,974
NET ASSET VALUE, offering and             =====                     ===========
redemption price per PC
($156,381,974 / 156,381,974 PCs)                                          $1.00
									   ====

* Aggregate cost for Federal tax purposes.

	See accompanying notes to financial statements

			      Statement of Net Assets

			       MONEY MARKET PORTFOLIO

				 December 31, 1996

					PERCENTAGE
					    OF            PAR
					NET ASSETS       (000)        VALUE
					----------       -----        -----
------------------------------------------------------------------------------
BANKERS' ACCEPTANCE                        1.9%
------------------------------------------------------------------------------
	Citibank, N.A.
	   5.40% (2/03/97)                              $10,000    $ 9,950,500
	   (Cost $9,950,500)

-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT                    4.9%
-------------------------------------------------------------------------------
	Bank of America Illinois
		5.48% (4/22/97)                          13,000     13,000,000
	Bank of New York
		5.63% (3/03/97)                           8,000      7,999,744
	Fifth Third Bank
		5.53% (2/24/97)                           4,500      4,499,660
								     ---------
		TOTAL CERTIFICATES OF DEPOSIT                       25,499,404
		(Cost $25,499,404)                                  ----------

 -------------------------------------------------------------------------------
COMMERCIAL PAPER                          74.4%
-------------------------------------------------------------------------------

AGRICULTURAL SERVICES...................   2.5%
	Golden Peanut Company
	5.28% (3/20/97)                                  13,500     13,345,560
								    ----------
BANKS...................................  16.1%
	American General Finance Corp.
		5.40% (1/23/97)                          25,000      24,917,500
	National City Corporation
		5.34% (2/24/97)                          25,000      24,799,750
	NationsBank Corp.
		5.36% (2/12/97)                          20,000      19,874,933
	Norwest Corporation
		5.41% (3/25/97)                          15,000      14,812,904
								     ----------
								     84,405,087
								     ----------
ELECTRIC SERVICES.......................   1.5%
	Southern California Edison Co.
		5.31% (4/15/97)                           8,000       7,877,280
								      ---------

			      Statement of Net Assets

			       MONEY MARKET PORTFOLIO

					PERCENTAGE
					    OF            PAR
					NET ASSETS       (000)        VALUE
					----------       -----        -----
FINANCE LESSORS.........................    5.6%
	General Electric Capital Corp.
		5.34% (4/28/97)                         $ 9,000     $ 8,843,805
	Pitney Bowes Credit Corp.
		5.55% (3/17/97)                          21,000      20,757,188
								     ----------
								     29,600,993
INDUSTRIAL INORGANIC CHEMICALS..........    1.9%                     ----------
	Air Products & Chemicals Inc.
		5.425% (4/03/97)                         10,000       9,861,361
								      ---------
MISCELLANEOUS BUSINESS CREDIT...........    2.8%
	Deere  (John) Capital Corp.
		5.40% (3/26/97)                          15,000      14,811,000
								     ----------
MOTOR VEHICLES..........................    3.4%
	Daimler-Benz North America Corp.
		5.35% (2/03/97)                          18,000      17,911,725
								     ----------
PERSONAL CREDIT INSTITUTIONS............    8.5%
	Dean Witter, Discover and Co.
		5.42% (1/17/97)                          20,000      19,951,822
	Ford Motor Credit Corp.
		5.28% (2/27/97)                          25,000      24,791,000
	Household Finance Corporation
		5.27% (4/17/97)                          20,000      19,689,655
								     ----------
								     64,432,477
SECURITY BROKERS & DEALERS..............   12.7%
	Goldman Sachs Group L.P.
		5.45% (3/31/97)                          25,000      24,663,160
	Merrill Lynch & Co.
		5.44%-5.60% (2/12/97-2/18/97)            22,000      21,845,467
								     ----------
								     46,508,627
SERVICES - EQUIPMENT RENT & LEASE.......    2.8%
	International Lease and Finance Corp.
		5.40% (3/07/97)                          15,000      14,853,750
								     ----------

			      Statement of Net Assets

			       MONEY MARKET PORTFOLIO

					PERCENTAGE
					    OF            PAR
					NET ASSETS       (000)        VALUE
					----------       -----        -----
SERVICES - AMUSEMENT....................    4.0%
	Walt Disney Company
		5.40% (3/24/97)                         $21,342     $21,079,493

SHORT-TERM BUSINESS CREDIT..............   12.6%
	American Express Credit Corp.
		5.27% (5/19/97)                          10,000       9,797,983
	C.I.T. Group Holdings, Inc.
		5.38% (1/14/97)                          20,000      19,961,144
	Paccar Financial Corp.
		5.60% (1/27/97)                           3,650       3,635,238
	Transamerica Finance Corp.
		5.28%-5.32% (4/15/97-4/23/97)            29,000      28,539,494
	Xerox Credit Corp.
		5.47% (3/17/97)                           4,000       3,954,417
								     ----------
								     65,888,276
								     ----------
		TOTAL COMMERCIAL PAPER                              390,575,629
		(Cost $390,575,629)                                 -----------                 -----------

-------------------------------------------------------------------------------
VARIABLE RATE OBLIGATION                    4.7%
-------------------------------------------------------------------------------

SECURITY BROKERS & DEALERS....................
	Bear Stearns Companies Inc.
		5.47% (2/07/97)                          25,000      25,000,000
		(Cost $25,000,000)                                   ----------

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                     14.5%
-------------------------------------------------------------------------------

	Aubrey G. Lanston & Co. Inc.
	  6.00% (1/02/97)
	  (Collateralized by $21,951,000 U.S.
	  Treasury Note, 8.25%; due 5/15/05;
	  market value $23,465,619)                      23,000      23,000,000

	Donaldson, Lufkin & Jenrette
	  6.00% (1/02/97)
	  (Collateralized by $21,080,000; U.S.
	  Treasury Note, 5.825%; due 2/15/06;
	  market value $20,426,520)                      20,000      20,000,000

			      Statement of Net Assets

			       MONEY MARKET PORTFOLIO

					PERCENTAGE
					    OF            PAR
					NET ASSETS       (000)        VALUE
					----------       -----        -----
	Morgan Stanley & Co.
	  6.96% (1/02/97)
	  (Collateralized by $32,885,000 U.S.
	  Treasury Note, 5.875%; due 7/31/97;
	  market value $33,772,269)                     $33,100    $ 33,100,000
								     ----------
	  TOTAL REPURCHASE AGREEMENTS
	  (Cost $76,100,000)                                         76,100,000
								     ----------

TOTAL INVESTMENTS IN SECURITIES......... 100.4%                     527,125,533
	  (Cost $527,125,533*)

LIABILITIES IN EXCESS OF OTHER ASSETS...  (0.4%)                    ( 2,253,668)
					  ----                      -----------
NET ASSETS (Applicable to 524,873,780
PCs outstanding)                         100.0%                    $524,871,865
					 =====                      ===========
NET ASSET VALUE, offering and
redemption price per PC
($524,871,865 / 524,873,780 PCs)                                          $1.00
									   ====

* Aggregate cost for Federal tax purposes.

	      See accompanying notes to financial statements.

			      Statement of Net Assets

			       SHORT-TERM PORTFOLIO

				December 31, 1996

					PERCENTAGE
					    OF            PAR
					NET ASSETS       (000)        VALUE
					----------       -----        -----
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                 27.2%
-------------------------------------------------------------------------------

	U.S. Treasury Bills
	   5.276%-5.50% (6/12/97-9/18/97)              $  5,080     $ 4,941,798
	U.S. Treasury Notes
	   5.375%-6.875% (3/31/97-11/15/99)              14,095      14,097,775
								     ----------
	   TOTAL U.S. TREASURY OBLIGATIONS                           19,039,573
	   (Cost $19,047,289)                                        ----------

-------------------------------------------------------------------------------
GOVERNMENT AGENCY OBLIGATIONS             23.7%
-------------------------------------------------------------------------------

	Federal Home Loan Bank
	    Discount Note
	    5.25% (2/20/97)                               5,000       4,961,688
								      ---------
	Federal Home Loan Mortgage Corporation
	    Notes
	    5.20%-7.555% (1/07/97-5/02/97)                5,710       5,629,607
	    Mortgage Pass-Throughs
	    6.00% (11/22/97)                              2,122       2,096,606
	    Collateralized Mortgage Obligations
	    6.0375% (1/31/97)                             1,297       1,298,096
								      ---------
								      9,024,309
	Federal National Mortgage Association
	    Discount Note
	    5.25% (1/30/97)                               2,630       2,618,312
								      ---------
	    TOTAL GOVERNMENT AGENCY OBLIGATIONS                      16,604,309
	    (Cost $16,621,366)                                       ----------

-------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT                     2.9%
-------------------------------------------------------------------------------

	Morgan (J.P.) & Co., Inc.
	    5.73% (8/12/97)                               2,000       1,998,243
	    (Cost $1,999,766)

			      Statement of Net Assets

				SHORT-TERM PORTFOLIO

					PERCENTAGE
					    OF            PAR
					NET ASSETS       (000)        VALUE
					----------       -----        -----
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES                    9.3%
-------------------------------------------------------------------------------

Capita Equipment Receivables Trust 1996
     5.60% (10/15/97)                                  $  1,390     $ 1,390,291
Caterpillar Financial Asset Trust 1995-A
     6.10% (3/30/97)                                        488         489,092
Ford Motor Credit Trust 95-A
     5.90% (5/15/00)                                        461         460,702
Ford Motor Grantor Trust 1995-A
     4.30% (7/15/98)                                      1,118       1,115,155
Premier Auto Trust 95-2A5
     7.15% (2/04/99)                                      3,000       3,026,250
								      ---------
     TOTAL ASSET BACKED SECURITIES                                    6,481,490
     (Cost $6,485,478)

-------------------------------------------------------------------------------
COMMERCIAL PAPER                          23.6%
-------------------------------------------------------------------------------

BUSINESS SERVICES.......................   1.4%
 Asset Securitization Co-op Corp.
     5.45% (1/07/97)                                      1,000         999,092
CHEMICALS...............................   4.2%
 Dupont (E.I.) DeNemours & Co.
     5.25% (5/05/97)                                      3,000       2,945,312
FINANCE LESSORS.........................   3.6%
General Electric Capital Corp.
     5.39% (2/03/97)                                      2,500       2,487,442
FINANCIAL SERVICES......................   2.1%
 AT&T Corp.
     5.55% (1/10/97)                                      1,485       1,482,940
FIRE CASUALTY INSURANCE.................   3.6%
 USAA Capital Corp.
     5.27% (4/08/97)                                      2,520       2,483,848
PHARMACEUTICAL..........................   2.6%
 Abbott Laboratories
     5.65% (1/09/97)                                      1,790       1,787,752
PRINTING & PUBLISHING...................   2.8%
 Gannett Co., Inc.
     5.60% (1/6/97)                                       2,000       1,998,444
SECURITY BROKERS & DEALERS..............   3.3%
 Goldman Sachs, & Co.
     5.27% (6/05/97)                                      2,355       2,301,220

     TOTAL COMMERCIAL PAPER                                          16,486,050
     (Cost $16,487,408)

			      Statement of Net Assets

				SHORT-TERM PORTFOLIO

					PERCENTAGE
					    OF            PAR
					NET ASSETS       (000)        VALUE
					----------       -----        -----

-------------------------------------------------------------------------------
VARIABLE RATE OBLIGATIONS                  4.3%
-------------------------------------------------------------------------------

PERSONAL CREDIT INSTITUTIONS............
 Toyota Motor Credit
     5.39%  (1/07/97)                                  $  3,000     $ 2,998,620
     (Cost $3,000,000)

-------------------------------------------------------------------------------
FIXED RATE OBLIGATIONS                     8.9%
-------------------------------------------------------------------------------

SECURITIES BROKERS & DEALERS............
 Dean Witter, Discover and Co.
     6.00% (3/01/98)                                      2,000       2,000,640
BANKS...................................
 FFC National Bank Delaware
     6.05% (11/04/98)                                     2,000       1,998,440
SERVICES - EQUIPMENT LEASING............
 International Lease Finance Corp.
     5.37% (2/02/98)                                      2,250       2,238,818
								      ---------
     TOTAL FIXED RATE OBLIGATIONS                                     6,237,898
     (Cost $6,257,203)                                                ---------

TOTAL INVESTMENTS IN SECURITIES.........  99.9%                      69,846,183
     (Cost $69,898,510*)

OTHER ASSETS IN EXCESS OF LIABILITIES...   0.1%                          93,965
					  -----                      ----------
NET ASSETS (Applicable to 7,031,704
PCs outstanding)                         100.0%                     $69,940,148
					 ======                      ==========
NET ASSET VALUE, offering and redemption
price per PC ($69,940,148 / 7,031,704 PCs)                                $9.95
									  =====

* Aggregate cost for Federal tax purposes.
  The Aggregate gross unrealized appreciation or depreciation for all securities is as follows: excess of value over tax cost
  $313,832; excess of tax cost over value
  $42,474.
			See accompanying notes to financial statements.

			      Statements of Operations

			    Year Ended December 31, 1996

				Government/REPO   Money Market     Short-Term
				   Portfolio        Portfolio       Portfolio
				---------------   ------------     ----------
INTEREST INCOME                      $5,685,574    $36,081,207     $4,062,884

EXPENSES
 Investment advisory fee                211,113      1,064,867        191,620
 Administration fee                      52,778        329,368         35,404
 Custodian                               21,021         70,260         11,537
 Transfer agent                           3,323         33,240          1,859
 Audit                                    4,780         29,787          3,213
 Insurance                                4,731         29,411          3,179
 Legal                                    2,535         15,760          1,703
 Trustee expenses                         1,886         11,811          1,275
 Professional services                      571          8,547            383
 Printing                                   786          4,886            529
 Service Agent                                0              0        100,000
 Miscellaneous                              137          1,162            128
 SEC registration fee                         0              0      (   9,209)
 Fees waived                           (197,869)       (63,495)     ( 128,611)
				      ---------      ---------        -------
	 Total expenses                 105,792      1,535,604        213,010
				      ---------      ---------        -------

NET INVESTMENT INCOME                 5,579,782     34,545,603      3,849,874

NET REALIZED LOSS ON SECURITIES SOLD          0         (1,915)      (114,232)
UNREALIZED DEPRECIATION OF SECURITIES         0              0       (323,685)
				      ---------     ----------      ---------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                    $5,579,782    $34,543,688     $3,411,957
				      =========     ==========      =========

		See accompanying notes to financial statements.

			      Statements of Changes in Net Assets

				   Government/REPO PORTFOLIO

					     Year Ended          Period Ended
					  December 31, 1996   December 31, 1995*
					  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

  Net investment income                        $ 5,579,782       $ 1,708,753
  Net realized gain (loss) on securities sold            0                 0
						 ---------         ---------
      Net increase in net assets
	  resulting from operations              5,579,782         1,708,753
						 ---------         ---------
DIVIDENDS TO PARTICIPATION
CERTIFICATE HOLDERS:

  From net investment income $.053
     and $.034 per PC                           (5,579,782)       (1,708,753)
						 ---------         ---------
CAPITAL TRANSACTIONS:

  Proceeds from sale of 1,417,722,752
     and 314,747,906 PCs                     1,417,722,752       314,747,906

  Value of 1,568,583 and 815,927 PCs
     issued in reinvestment of dividends         1,568,583           815,927

  Cost of 1,381,988,959 and 196,484,235
     PCs repurchased                        (1,381,988,959)     (196,484,235)
					     -------------       -----------
  Increase (decrease) in net assets derived
     from capital transactions                  37,302,376       119,079,598
						----------       -----------
  Total increase (decrease) in net assets       37,302,376       119,079,598

NET ASSETS:

  Beginning of period                          119,079,598                 0
					       -----------       -----------
  End of period                               $156,381,974      $119,079,598
					       ===========       ===========

   *From June 1, 1995 commencement of operations.

	    See accompanying notes to financial statements.

			      Statements of Changes in Net Assets

				    MONEY MARKET PORTFOLIO

					      Year Ended         Year Ended
					  December 31, 1996   December 31, 1995
					  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

  Net investment income                       $ 34,545,603       $ 35,136,896
  Net realized gain (loss) on securities sold       (1,915)                 0
						----------         ----------
      Net increase in net assets
	 resulting from operations              34,543,688         35,136,896
						----------         ----------
DIVIDENDS TO PARTICIPATION
CERTIFICATE HOLDERS:

  From net investment income $.052
     and $.058 per PC                          (34,545,603)       (35,136,896)
						----------         ----------
CAPITAL TRANSACTIONS:

  Proceeds from sale of 6,250,634,449
     and 6,644,511,740 PCs                   6,250,634,449      6,644,511,740

  Value of 18,322,446 and 17,729,871 PCs
     issued in reinvestment of dividends        18,322,446         17,729,871

  Cost of 6,329,059,211 and 6,528,632,149
     PCs repurchased                        (6,329,059,211)    (6,528,632,149)
					     -------------      -------------
  Increase (decrease) in net assets derived
     from capital transactions                 (60,102,316)       133,609,462
						----------        -----------
  Total increase (decrease) in net assets      (60,104,231)       133,609,462

NET ASSETS:

  Beginning of period                          584,976,096        451,366,634
					       -----------        -----------
  End of period                               $524,871,865       $584,976,096
					       ===========        ===========

		 See accompanying notes to financial statements.

			      Statements of Changes in Net Assets

				    SHORT-TERM PORTFOLIO

					      Year Ended         Year Ended
					  December 31, 1996   December 31, 1995
					  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

  Net investment income                       $  3,849,874       $  5,957,302
  Net realized gain (loss) on securities sold     (114,232)            35,953
  Unrealized appreciation (depreciation)
    of securities                                 (323,685)           700,727
      Net increase in net assets                 ---------          ---------
	resulting from operations                3,411,957          6,693,982
						 ---------          ---------
DIVIDENDS TO PARTICIPATION
CERTIFICATE HOLDERS:

  From net investment income $.542
	and $.599 per PC                        (3,849,874)        (5,957,302)
						 ---------          ---------
CAPITAL TRANSACTIONS:

  Proceeds from sale of 3,710,897
     and 2,359,181 PCs                          37,000,000         23,445,783

  Value of 259,814 and 411,083 PCs
     issued in reinvestment of dividends         2,587,864          4,098,549

  Cost of 3,330,380 and 6,773,259
     PCs repurchased                           (33,132,139)       (67,598,372)
						----------         ----------
  Increase (decrease) in net assets derived
     from capital transactions                   6,455,725        (40,054,040)
						 ---------         ----------
  Total increase (decrease) in net assets        6,017,808        (39,317,360)

NET ASSETS:

  Beginning of period                           63,922,340        103,239,700
						----------        -----------
  End of period                                $69,940,148        $63,922,340
						==========         ==========

		 See accompanying notes to financial statements.

			     FINANCIAL HIGHLIGHTS

			  GOVERNMENT/REPO PORTFOLIO

For a Participation Certificate (PC) Outstanding Throughout the Period

					Year      6/1/95(1)
					Ended     Through
				       12/31/96   12/31/95

Net Asset Value, Beginning of Period    $1.00      $1.00
					 ----       ----
Income From Investment Operations:
Net Investment Income                    .053       .034
Net Realized Gain (Loss) on Investments     0          0
					 ----       ----
Total From Investment Operations         .053       .034
					 ----       ----
Less Distributions:
Dividends to PC holders from
  Net Investment Income                 (.053)     (.034)
Distributions to PC holders from
  Net Capital Gains                         0          0
					 ----       ----
Total Distributions                     (.053)     (.034)
					 ----       ----

Net Asset Value, End of Period          $1.00      $1.00
					 ====       ====
Total Return                             5.42%      5.99% (3)

Ratios/Supplemental Data:
Net Assets, End of Period (000)      $156,382   $119,080
Ratio of Expenses to Average
  Net Assets(2)                           .10%       .10% (3)
Ratio of Net Investment Income
  to Average Net Assets                  5.29%      5.78% (3)
------------------------------

(1) From June 1, 1995 commencement of operations
(2) Without the waiver of advisory and administration fees (see Note C), the ratio of expenses to average daily net assets would have been .29% and .30% for the fiscal periods ended December 31, 1996 and December 31, 1995, respectively.
(3) Annualized

			     FINANCIAL HIGHLIGHTS

			    MONEY MARKET PORTFOLIO

    For a Participation Certificate (PC) Outstanding Throughout the Period

				 Year      Year      Year      Year      Year
				 Ended     Ended     Ended     Ended     Ended
			       12/31/96  12/31/95  12/31/94  12/31/93  12/31/92
			       --------  --------  --------  --------  --------
Net Asset Value,
  Beginning of Period            $1.00     $1.00     $1.00     $1.00     $1.00
				  ----      ----      ----      ----      ----

Income From Investment Operations:
---------------------------------
Net Investment Income             .052      .058      .041      .030      .037
Net Realized Gain (Loss)
 on Investments                      0         0         0         0         0
				  ----      ----      ----      ----      ----
Total From Investment Operations  .052      .058      .041      .030      .037
				  ----      ----      ----      ----      ----
Less Distributions:
Dividends to PC holders from
  Net Investment Income          (.052)    (.058)    (.041)    (.030)    (.037)
Distributions to PC holders from
  Net Capital Gains                  0         0         0         0         0
				  ----      ----      ----      ----      ----
Total Distributions              (.052)    (.058)    (.041)    (.030)    (.037)
				  ----      ----      ----      ----      ----

Net Asset Value, End of Period   $1.00     $1.00     $1.00     $1.00     $1.00
				  ====      ====      ====      ====      ====

Total Return                      5.38%     5.97%     4.21%     3.07%     3.73%

Ratios/Supplemental Data:
Net Assets, End
 of Period (000)              $524,872  $584,976  $451,367  $474,838  $390,581
Ratio of Expenses to Average
 Net Assets(1)                     .23%      .24%      .26%      .24%      .23%
Ratio of Net Investment Income
 to Average Net Assets            5.24%     5.82%     4.15%     3.02%     3.68%
------------------------------

(1) Without the waiver of advisory and administration fees (see Note C), the ratios of expenses to average daily net assets would have been .24%, .25% and .24% for the fiscal periods ended December 31, 1996, December 31, 1995 and December 31, 1992, respectively.

			     FINANCIAL HIGHLIGHTS

			     SHORT-TERM PORTFOLIO

    For a Participation Certificate (PC) Outstanding Throughout the Period

				 Year      Year      Year      Year      Year
				 Ended     Ended     Ended     Ended     Ended
			       12/31/96  12/31/95  12/31/94  12/31/93  12/31/92
			       --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period             $10.00    $ 9.93    $10.03    $10.05    $10.09

Income From Investment
 Operations:
Net Investment Income              .542      .599      .440      .377      .443
Net Realized and Unrealized
  Gain (Loss) on Investments      (.050)     .070     (.100)    (.009)    (.034)
				   ----      ----      ----      ----      ----
Total From Investment Operations   .492      .669      .340      .368      .409
				   ----      ----      ----      ----      ----
Less Distributions:
Dividends to PC holders from
  Net Investment Income           (.542)    (.599)    (.440)    (.377)    (.443)
  Net Capital Gains                   0         0         0     (.011)    (.006)
				   ----      ----      ----      ----      ----
Total Distributions               (.542)    (.599)    (.440)    (.388)    (.449)
				   ----      ----      ----      ----      ----
Net Asset Value, End of Period   $ 9.95   $ 10.00    $ 9.93    $10.03    $10.05
				   ====     =====      ====     =====     =====

Total Return                       5.08%     6.92%     3.46%     3.72%     4.13%

Ratios/Supplemental Data:
Net Assets, End
 of Period (000)                $69,940   $63,922  $103,240  $186,808  $195,579
Ratio of Expenses to Average
 Net Assets(1)                      .30%      .30%      .30%      .30%      .30%
Ratio of Net Investment Income
 to Average Net Assets             5.43%     6.00%     4.29%     3.74%     4.29%
Portfolio Turnover Rate(2)       119.0%     64.8%     47.6%     34.1%     37.6%
------------------------------

(1) Without the waiver of advisory, service agent and administration fees (see Note C), the ratios of expenses to average daily net assets would have been .48%, .43%, .37%, .32% and .37% respectively, for the fiscal periods ended December 31, 1996, 1995, 1994, 1993 and 1992.
(2)  Excludes security purchases with a maturity of less than one year.

			      Notes to Financial Statements


A. Plan Investment Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end regulated investment company. The Fund consists of three separate portfolios, the Government/REPO Portfolio, the Money Market Portfolio and the Short-Term Portfolio (the "Portfolio(s)"). The Fund is authorized to issue five billion Participation Certificates ("PCs"), par value $.001 per PC. The Fund presently offers three classes of PCs as follows: the Government/REPO Portfolio - one billion PCs authorized, the Money Market Portfolio - two billion PCs authorized and the Short-Term Portfolio - one billion PCs authorized.

B.  Significant accounting policies relating to the Fund are as follows:

Security Valuation - Government/REPO Portfolio and Money Market Portfolio:
Securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity or sale of the security.

Security Valuation - Short-Term Portfolio: Securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the most recent quoted bid price provided by investment dealers. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis (unless the Board determines that such basis does not represent fair value at that time).

Securities Transactions and Investment Income - Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis.

Dividends to Participation Certificate Holders - Dividends of net investment income of the Portfolios are declared daily and paid monthly. Dividends payable are recorded on the dividend record date. The Short-Term Portfolio will, subject to the use of offsetting capital loss carry-forwards, distribute net realized short-and long-term capital gains, if any, once each year.

Federal Income Taxes - No provision is made for federal taxes as it is each Portfolio's intention to continue to qualify as a regulated investment company and to make the requisite distributions to Participation Certificate Holders which will be sufficient to relieve each Portfolio from all, or substantially all, federal income and excise taxes. At December 31, 1996 the Short-Term Portfolio had capital loss carry-forwards amounting to $871,994 and $114,232 that expire in 2002 and 2003, respectively. These loss carry-forwards are available to offset possible future capital gains of the Short-Term Portfolio.

Repurchase Agreements - Each Portfolio may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed upon date and price ("repurchase agreements"). Collateral for the repurchase agreement is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The seller under a repurchase agreement is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price.
The agreement is conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

Estimated Maturities - The maturity of collateralized mortgage obligations and other asset backed securities may vary due to prepayments of principal. The maturity dates for these securities are estimates based on historic prepayment factors.

Variable Rate Obligations - For variable rate obligations, the interest rate presented is as of December 31, 1996 and the maturity shown is the date of the next interest readjustment.

Management Estimates - The preparation of financial statements in accordance with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

C. The Fund has entered into agreements for advisory, administrative, service agent, custodian and transfer agent services as follows:

Government/REPO Portfolio and Money Market Portfolio - PNC Institutional Management Corporation ("PIMC"), an indirectly wholly owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as the Portfolios' investment advisor and service agent. As compensation for its services the Portfolios pay PIMC a fee, computed daily and paid monthly, at the following rate: .20% of the first $250 million, .15% of the next $250 million, .12% of the next $250 million, .10% of the next $250 million, and .08% of amounts in excess of $1 billion.

Short-Term Portfolio - Neuberger & Berman ("N&B"), a New York limited partnership, serves as the Portfolio's investment advisor. As compensation for its services, the Portfolio pays N&B a fee, computed daily and paid monthly, at the following rate: .30% of the first $50 million, .20% of the next $50 million, .15% of the next $150 million, and .10% of amounts in excess of $250 million.

Health Plans Capital Services Corp. ("CSC") serves as the Fund's administrator and acts generally in a supervisory capacity with respect to the Fund's overall operations and relations with holders of PCs. As compensation for its services each Portfolio pays CSC a fee, computed daily and payable monthly at an annual rate not to exceed .05% of the average daily net assets of each of the Fund's Portfolios.

PNC Bank acts as custodian of the Fund's assets and PFPC Inc. ("PFPC"), an affiliate of PNC Bank, acts as the Fund's transfer agent and dividend disbursing agent. In addition, PIMC serves as the Short-Term Portfolio service agent. PNC Bank, PIMC and PFPC receive fees from the Fund for serving in these capacities.

PIMC and N&B have agreed contractually to reduce their advisory fees otherwise payable to them in 1996 by the Money Market Portfolio and the Short-Term Portfolio, respectively, to the extent necessary to reduce the ordinary operating expenses of both Portfolios individually so that they do not exceed
0.30 of one percent (0.30%) of each Portfolio's average net assets for the year. Under these contractual agreements, N&B waived $92,413 of such fees for the period ended December 31, 1996. PIMC voluntarily waived $30,556 of service agent fees and CSC voluntarily waived $5,642 of administrator fees payable by the Short-Term Portfolio during this period. In addition, PIMC voluntarily waived $47,621 and $172,944 of advisory fees and CSC voluntarily waived $15,874 and $24,925 of administrator fees payable by the Money Market Portfolio and Government/REPO Portfolio, respectively, during this period.


D. At December 31, 1996, net assets consisted of:

				   Government/REPO   Money Market   Short-Term
				      Portfolio        Portfolio     Portfolio
				     ------------    -----------    ----------
   Capital paid in.................  $156,381,974   $524,873,780   $70,978,701
   Accumulated realized gain (loss)
     on security transactions......        -              (1,915)     (986,226)
   Net unrealized appreciation of
     investments...................        -              -           ( 52,327)
				      -----------    -----------    ----------
				     $156,381,974   $524,871,865   $69,940,148
				      ===========    ===========    ==========

E. Short-Term Portfolio purchases and sales of investment securities, other than short-term investments, were $43,573,371 and $64,619,848, respectively, and purchases and sales of U.S. Government securities were $35,304,728 and $42,551,320 respectively, for the period ended December 31, 1996.

		       Report of Independent Accountants

To the Participation Certificate Holders and
Trustees of Plan Investment Fund, Inc.

We have audited the accompanying statements of net assets of the Money Market Portfolio, Short-Term Portfolio and Government/REPO Portfolio of Plan Investment Fund, Inc. (the "Fund") as of December 31, 1996 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods then ended, and the financial highlights for each of the five years or periods then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical inspection and confirmation of investments held by the custodian and others as of December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Plan Investment Fund, Inc. as of December 31, 1996, the results of their operations for the year ended, the changes in their net assets for each of the two years or periods then ended, and the financial highlights for each of the five years or periods then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, PA
January 31, 1997

-----------------------------------------------------------

		  PLAN INVESTMENT FUND, INC.

			676 N. St. Clair
		    Chicago, Illionois 60611
			 (312) 440-6372


			   Trustees
			   --------

Albert F. Antonini                    David M. Murdoch
President and                         Executive Vice President
   Chief Executive Officer            Blue Cross and Blue Shield
Blue Cross and Blue Shield               Association
   of Central new York
				      Ronald F. King
Philip A. Goss                        President and
President and                            Chief Executive Officer
   Chief Executive Officer            Blue Cross and Blue Shield
Plan Investment Fund, Inc.               of Oklahoma
Health Plans Capital
   Services Corp.                     Donald P. Sacco
				      President and
Gene Holcomb                             Chief Operating Officer
President                             Blue Cross and Blue Shield
Blue Cross and Blue Shield               of Oregon
   of Tennessee
				      Thomas J. Ward
Steven L. Hooker                      President and
Chief Financial Officer and              Chief Executive Officer
   Treasurer                          Blue Cross of Northeastern
The Benchmark Group                      Pennsylvania

William M. Lowry                      Sherman M. Wolff
President and                         Senior Vice President, Finance
   Chief Executive Office                and Sales
Himark, Inc.                          Blue Cross and Blue Shield
					 of Illinois


		      INVESTMENT ADVISORS
		      -------------------

GOVERNMENT/REPO PORTFOLIO                         SHORT-TERM PORTFOLIO
and MONEY MARKET PORTFOLIO                        --------------------
--------------------------                        Neuberger & Berman
PNC Institutional Management Corporation          New York, New York
Wilmington, Delaware

		       EDGAR Appendix

This appendix describes components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report includes a logo of the administrator of Plan Investment Fund, Inc., Health Plans Capital Services Corp. The logo includes the full legal name and address of the administrator and abbreviated initials of the administrator, "CSC", enclosed in a box beneath a line bar.

A header featuring the Plan Investment Fund, Inc. logo appears at the top of pages 6, 8, 10, 12, 14, 16, 18 and 20. The logo includes the abbreviated initials of Plan Investment Fund, Inc., "PIF", enclosed in a box beneath a line bar.

A performance line chart which depicts the growth of a $10,000 investment in the Short-Term Portfolio and the six month U.S. Treasury Bill since the portfolio's inception, March 11, 1987, appears in the lower left quarter of page 5 of the report. The following table depicts the substance of the chart and provides the following plots.

			Growth of $10,000 Investment
			Since March 11, 1987 Inception

			 Short-Term         Six Month U.S.
			 Portfolio          Treasury Bill
			 ----------         --------------
  3/87                    $10,000            $10,000
 12/87                     10,413             10,501
 12/88                     11,158             11,238
 12/89                     12,209             12,224
 12/90                     13,271             13,216
 12/91                     14,326             14,035
 12/92                     14,909             14,597
 12/93                     15,463             15,071
 12/94                     15,999             15,727
 12/95                     17,106             16,667
 12/96                     17,974             17,566

			  Past Performance is Not
		     Predictive of Future Performance